UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2016

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
On December 2, 2016, Century Aluminum of West Virginia, Inc. (“CAWV”), a wholly-owned subsidiary of Century Aluminum Company (“Century”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Applied Partners, Inc. (“Applied Partners”) pursuant to which Applied Partners has agreed to acquire substantially all of CAWV’s assets, including CAWV’s Ravenswood aluminum smelter which has been curtailed since 2009. Pursuant to the Asset Purchase Agreement, Applied Partners has agreed to pay CAWV $15 million in cash plus certain other post-closing cash payments and to assume certain liabilities related to the purchased assets. The transaction is expected to close in the first quarter of 2017 and is subject to customary closing conditions.
The description of the Asset Purchase Agreement set forth above is limited and qualified in its entirety by reference to the full terms and conditions of the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by this reference.
The Asset Purchase Agreement contains representations and warranties by each of the parties to the Asset Purchase Agreement. These representations and warranties have been made solely for the benefit of the other party to the Asset Purchase Agreement and: (a) should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (b) have been qualified by disclosures that were made to the other party in connection with the execution of the Asset Purchase Agreement, which disclosures are not necessarily reflected in the Asset Purchase Agreement; (c) may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and (d) were made only as of the date of the Asset Purchase Agreement or such other date or dates as may be specified in the Asset Purchase Agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.

Item 9.01 Financial Statements and Exhibits
(d)  Exhibits

Exhibit Number	Description
10.1	Asset Purchase Agreement dated December 2, 2016 between Century Aluminum of West Virginia, Inc. and Applied Partners, Inc.

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause our actual results to differ materially from those expressed in our forward-looking statements. More information about the risks, uncertainties and assumptions affecting Century can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. We do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	December 8, 2016	By:	/s/ Jesse E. Gary
			Name: Title:	Jesse E. Gary Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Asset Purchase Agreement dated December 2, 2016 between Century Aluminum of West Virginia, Inc. and Applied Partners, Inc.